EQ Advisors TrustSM

AXA Tactical Manager 400 Portfolio-II – Class IA and IB Shares

Summary Prospectus dated May 1, 2010

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2010, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2009, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI and other information about the Portfolio online at www.axa-equitablefunds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@axa-equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Investment Objective: The Portfolio seeks a total return that is comparable to that of the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”) by investing in a combination of long and short positions based on securities included in the S&P 400 Index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
AXA Tactical Manager 400 Portfolio-II	Class IA Shares	Class IB Shares
Management Fee	0.45%	0.45%
Distribution and/or Service Fees (12b-1 fees)	None	0.25%
Other Expenses†	0.20%	0.20%
Total Annual Portfolio Operating Expenses	0.65%	0.90%
†	Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated, and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that the expense limitation arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class IA Shares	$66	$208
Class IB Shares	$92	$287

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 84% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio is divided into two portions, one of which utilizes a passive investment index style focused on equity securities of mid-capitalization companies and a second portion which utilizes an actively managed futures and options strategy to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The combination of these strategies is intended to produce better risk-adjusted returns over time than investing exclusively in a passively managed portfolio of securities. The Portfolio is non-diversified, which means that it may invest in a limited number of issuers.

The Portfolio generally allocates approximately 50% of its net assets to a portion of the Portfolio that invests in the common stocks of companies included in the S&P 400 Index in a manner that is intended to track the performance (before fees and expenses) of that index. This percentage may deviate from 0% to 100% of the Portfolio’s net assets depending on the level of volatility in the market. These investments typically represent the mid-capitalization sector of the U.S. equity market. As of December 31, 2009, the market capitalization of companies in this index ranged from $293.5 million to $8.2 billion. The Portfolio also may invest in exchange-traded funds (“ETFs”) that seek to track the S&P 400 Index and in other instruments, such as futures and options contracts, that provide exposure to the index.

The other portion of the Portfolio invests in futures and options contracts and other strategies to manage the Portfolio’s equity exposure. During periods when certain quantitative market indicators indicate that market volatility is high or is likely to increase, this portion of the Portfolio may implement strategies that are intended to reduce the Portfolio’s equity exposure and, therefore, the risk of market losses from investing in equity securities. When the market volatility indicators increase above specific thresholds, this portion of the Portfolio may reduce equity exposure in the Portfolio using a variety of strategies, including selling its

ATM400II 1

long futures positions on an index, entering into short futures positions on an index, or increasing cash levels, or a combination of some or all of these strategies. Conversely, when the market volatility indicators decrease below the relevant thresholds, this portion of the Portfolio may increase equity exposure in the Portfolio such as by investing in futures contracts on an index or by investing in ETFs that provide comparable exposure as an index. Although these actions are intended to reduce the overall risk of investing in the Portfolio, they may result in periods of underperformance, which may include periods when the value of the specified benchmark index is appreciating, but market volatility is high.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing the Portfolio.

Performance may be affected by one or more of the following risks. Detailed information regarding these risks is included in the section of the Portfolio’s Prospectus “More Information on Strategies, Risks and Benchmarks:”

Derivatives Risk: A Portfolio’s investments in derivatives may rise or fall more rapidly than other investments. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and a Portfolio could lose more than the principal amount invested. Derivatives also may be subject to a number of risks such as leverage risk, liquidity risk, interest rate risk, market risk, credit risk and also involve the risk of mispricing or improper valuation.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions.

Exchange Traded Funds Risk: When a Portfolio invests in ETFs, it will indirectly bear fees and expenses charged by the ETF, in addition to the advisory and other fees paid directly by the Portfolio. A Portfolio’s investment in an ETF involves other considerations. For example, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s net asset value. In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. The Portfolio also is subject to the risks associated with the securities in which the ETFs invest, as well as general investment risks, including market risk, issuer-specific risk, portfolio management risk, security risk and adviser selection risk. There is also the risk that an ETF’s performance may not match that of the relevant index. In addition, it is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of a Portfolio’s investment in the ETF could be substantially and adversely affected.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. Such a Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Leveraging Risk: When a Portfolio leverages its holdings, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. For example, a Portfolio may take on leveraging risk when it engages in derivatives transactions (such as investments in futures and options contracts), invests in collateral from securities loans or borrows money.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers. Risk is greater for the common stocks of mid-cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial resources and more limited markets for their stock as compared with larger companies. Their securities may be less well-known and trade less frequently and in limited volume compared with the securities of larger, more established companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price. Mid-cap companies also are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-cap company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

Non-Diversification Risk: A Portfolio that is classified as a “non-diversified” investment company may invest a larger percentage of its assets in the securities of a limited number of issuers, some of which may be within the same industry. As a result, such a Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of such a Portfolio’s investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified Portfolio.

ATM400II 2

Risk/Return Bar Chart and Table

The inception date for the Portfolio is August 28, 2009. Performance information will be available in the prospectus after the Portfolio has been in operation one calendar year.

WHO MANAGES THE PORTFOLIO

Investment Manager: AXA Equitable Life Insurance Company (“AXA Equitable”).

AXA Equitable is responsible for overseeing the Adviser listed below, which is responsible for the day-to-day management of the Portfolio’s assets. AXA Equitable has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, AXA Equitable may not enter into an advisory agreement with an “affiliated person” of AXA Equitable, such as AllianceBernstein L.P., unless the advisory agreement is approved by the Portfolio’s shareholders.

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Steven M. Joenk	Senior Vice President of AXA Equitable	May 2009
Alwi Chan	Vice President of AXA Equitable	May 2009

Adviser: AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Manager:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President of AllianceBernstein	May 2009

Adviser: BlackRock Investment Management, LLC

Portfolio Managers:

Name	Title	Date Began Managing the Portfolio
Debra L. Jelilian	Managing Director of BlackRock Inc.	May 2009
Edward Corallo	Managing Director of BlackRock Inc.	May 2010

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by AXA Equitable, AXA Life and Annuity Company, other affiliated or unaffiliated insurance companies and to The AXA Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other portfolios managed by AXA Equitable that currently sell their shares to such accounts and plans, and other eligible investors.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

Because the Portfolio currently only sells its shares to insurance company separate accounts, qualified plans and other eligible investors, distributions the Portfolio makes of its net investment income and net realized gains — most or all of which it intends to distribute annually — and redemptions or exchanges of Portfolio shares generally will not be taxable to its shareholders (or to the holders of underlying Contracts or plan participants or beneficiaries).

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts, retirement plans and other eligible investors. The Portfolio and its related companies may make payments to a sponsoring insurance company (or its affiliates) or other financial intermediary for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments.

ATM400II 3